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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	06/30/15

Item 1.  Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015

(Unaudited)

PRINCIPAL AMOUNT		VALUE
	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES — 18.0% of Net Assets
	Convertible Notes — 5.7%
	Biotechnologies/Biopharmaceuticals — 5.7%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19 (a)	$10,326,875
14,330,000	ARIAD Pharmaceuticals Inc., 3.63% due 6/15/19 (a)	16,291,419
14,700,000	Corsicanto Ltd, 3.50% due 1/15/32	15,802,500
7,000,000	Egalet Corporation, 5.50% due 4/1/20	7,945,000
4,000,000	Immunomedics, Inc., 4.75% due 2/15/20	4,107,500
	TOTAL CONVERTIBLE NOTES	54,473,294
	Non-Convertible Notes — 12.3%
	Biotechnologies/Biopharmaceuticals — 1.0%
10,000,000	Amgen Inc. 3.63% due 5/15/22	10,188,480
	Healthcare Services — 7.9%
12,693,000	Acadia Healthcare Co Inc., 5.13% due 7/01/22	12,597,802
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,085,544
8,665,000	Cigna Corp, 5.88% due 3/15/41	9,859,288
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,582,639
9,700,000	HCA Holdings, Inc., 6.25% due 2/15/21	10,451,750
7,500,000	HealthSouth Corp, 5.75% due 11/01/24	7,659,375
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	10,180,118
5,020,000	Wyeth LLC, 5.95% due 4/01/37	5,988,398
		76,404,914
	Medical Devices and Diagnostics — 3.3%
14,610,000	Alere, Inc., 6.50% due 6/15/20	15,048,300
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (b)	6,046,398
5,000,000	Medtronic Inc., 3.50% due 3/15/25	4,982,935
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,545,572
		31,623,205
	Pharmaceuticals — 0.1%
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	727,838
	TOTAL NON-CONVERTIBLE NOTES	118,944,437
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES (Cost $171,091,037)	173,417,731

SHARES
	COMMON STOCKS AND WARRANTS — 95.2%
	Biotechnologies/Biopharmaceuticals — 37.1%
547,300	Achillion Pharmaceuticals Inc (c)	4,849,078
220,100	Acorda Therapeutics, Inc. (c)	7,335,933
206,000	Aegerion Pharmaceuticals, Inc. (c)	3,907,820
159,200	Alexion Pharmaceuticals plc (c)	28,778,584
425,800	Alkermes plc (c)	27,395,972
33,100	Alnylam Pharmaceuticals, Inc. (c)	3,967,697

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	Common Stocks and Warrants — continued
	Biotechnologies/Biopharmaceuticals — continued
146,000	Amgen Inc. (d)	$22,413,920
319,600	Baxter International, Inc.	22,349,628
120,690	Biogen Inc. (c)	48,751,519
499,142	Celgene Corporation (c)	57,768,199
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (f)	0
639,219	Gilead Sciences, Inc.	74,839,760
98,200	Isis Pharmaceuticals, Inc. (c) (d)	5,651,410
300,000	Karyopharm Therapeutics Inc. (c)	8,163,000
6,300	Kite Pharma, Inc. (c)	384,111
1,360,000	Pieris Pharmaceuticals, Inc. (c)	3,740,000
37,584	Receptos, Inc. (c)	7,142,839
242,797	Vertex Pharmaceuticals Incorporated (c)	29,980,574
		357,420,044
	Drug Discovery Technologies — 1.2%
112,223	Incyte Corporation (c)	11,694,759
	Generic Pharmaceuticals — 8.7%
61,970	Allergan plc (c)	18,805,416
530,296	Mylan NV (c) (d)	35,985,887
502,118	Teva Pharmaceutical Industries Ltd. (e)	29,675,174
		84,466,477
	Healthcare Services — 24.3%
84,390	Aetna, Inc.	10,756,349
886,730	Allscripts Healthcare Solutions, Inc. (c)	12,130,467
202,600	Catamaran Corporation (c)	12,374,808
74,251	Cigna Corporation	12,028,662
209,572	Community Health Systems, Inc. (c)	13,196,749
213,788	HCA Holdings, Inc. (c) (d)	19,394,847
200,000	Health Care REIT Inc.	11,888,000
112,000	Humana, Inc.	21,423,360
236,618	LTC Properties Inc.	9,843,309
1,153,574	Medical Properties Trust Inc.	15,123,355
135,360	Molina Healthcare, Inc. (c)	9,515,808
413,116	Omega Healthcare Investors Inc.	14,182,272
1,050,902	Physicians Realty Trust	16,141,855
456,190	Sabra Health Care REIT Inc.	11,742,331
479,604	Senior Housing Properties Trust	8,417,050
164,500	Tenet Healthcare Corporation (c) (d)	9,521,260
292,782	Ventas Inc.	18,178,834
15,000	Ventas Realty LP / Ventas Capital Corporation	361,650
88,652	WellCare Health Plans Inc. (c)	7,520,349
		233,741,315

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	Common Stocks and Warrants — continued
	Medical Devices and Diagnostics — 5.6%
11,361	Alere, Inc. (c)	$599,293
551,000	Endologix Inc. (c)	8,452,340
74,800	Myriad Genetics, Inc. (c)	2,542,452
161,510	St Jude Medical, Inc.	11,801,535
123,940	Stryker Corporation	11,844,946
25,750	Thermo Fisher Scientific Inc.	3,341,320
156,100	Wright Medical Group Inc. (c)	4,099,186
102,300	Zimmer Biomet Holdings, Inc.	11,174,229
		53,855,301
	Pharmaceuticals — 18.2%
156	AbbVie Inc.	10,482
332,640	Bristol-Myers Squibb Co.	22,133,866
74,100	Endo International PLC (c) (d)	5,902,065
148,000	Esperion Therapeutics, Inc. (c) (d)	12,100,480
884,612	Johnson & Johnson	86,214,285
53,700	Medivation, Inc. (c) (d)	6,132,540
185,000	Merck & Co., Inc.	10,532,050
965,037	Pfizer, Inc.	32,357,691
		175,383,459
	TOTAL COMMON STOCKS AND WARRANTS (Cost $842,296,677)	916,561,355
	PREFERRED STOCK — 0.5%
	Generic Pharmaceuticals — 0.5%
5,000	Allergan plc	5,212,900
	TOTAL PREFERRED STOCK (Cost $5,000,000)	5,212,900
	TOTAL INVESTMENTS - 113.7% (Cost $1,018,387,714)	1,095,191,986

NUMBER OF CONTRACTS (100 SHARES EACH)
	CALL OPTION CONTRACTS WRITTEN — (0.1)%
1,460	Amgen Inc. Jul15 165 Call	(45,260)
741	Endo International Plc Jul15 85 Call	(14,820)
1,480	Esperion Therapeutics, Inc. Jul15 85 Call	(488,400)
663	HCA Holdings, Inc. Jul15 93 Call	(48,068)
982	Isis Pharmaceuticals, Inc. Jul15 63 Call	(88,380)
537	Medivation, Inc. Jul15 115 Call	(155,730)
1,724	Mylan NV Jul15 73 Call	(117,232)
1,050	Tenet Healthcare Corporation Jul15 59 Call	(97,650)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $1,744,592)	(1,055,540)
	TOTAL INVESTMENTS - 113.6% (Cost $1,016,643,122)	1,094,136,446
	OTHER LIABILITIES IN EXCESS OF ASSETS - (13.6)%	(131,326,730)
	NET ASSETS - 100%	$962,809,716

The accompanying notes are an integral part of this Schedule of Investments.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Foreign security.
(c)	Non-income producing security.
(d)	A portion of security is pledged as collateral for call options written.
(e)	American Depository Receipt
(f)	Security fair valued. See Investment Valuation and Fair Value Measurments.

The accompanying notes are an integral part of this Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the “Trustees”) have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Restricted securities as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Federal Income Tax Cost

At June 30, 2015, the cost of securities for Federal income tax purposes was $1,016,643,122. The net unrealized gain on securities held by the Fund was $77,493,324, including gross unrealized gain of $106,075,333 and gross unrealized loss of $28,582,009.

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

(continued)

The following is a summary of the inputs used as of June 30, 2015 to value the Fund’s net assets. For the period ended June 30, 2015, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities
Biotechnologies/Biopharmaceuticals		$64,661,774		$64,661,774
Healthcare Services		76,404,914		76,404,914
Medical Devices and Diagnostics		31,623,205		31,623,205
Pharmaceuticals		727,838		727,838
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$357,420,044	—		357,420,044
Drug Discovery Technologies	11,694,759	—		11,694,759
Generic Pharmaceuticals	84,466,477	—		84,466,477
Healthcare Services	233,741,315	—		233,741,315
Medical Devices and Diagnostics	53,855,301	—		53,855,301
Pharmaceuticals	175,383,459	—		175,383,459
Preferred Stock
Generic Pharmaceuticals	5,212,900			5,212,900
Total	$921,774,255	$173,417,731	$0	$1,095,191,986
Other Financial Instruments
Liabilities
Call Options Contracts Written	$(1,055,540)	$—	$—	$(1,055,540)
Total	$(1,055,540)	$—	$—	$(1,055,540)

Item 2.  Controls and Procedures.

(a.)                              The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)                                           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla Healthcare Opportunities Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	8/27/15

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	8/27/15